SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 3, 2004
                        (Date of earliest event reported)

Commission          Registrant; State of Incorporation;        I.R.S. Employer
File Number            Address; and Telephone Number          Identification No.

  1-3525            AMERICAN ELECTRIC POWER COMPANY, INC.         13-4922640
                    (A New York Corporation)
                    1 Riverside Plaza
                    Columbus, Ohio 43215
                    Telephone (614) 716-1000
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Item 7. Financial Statements and Exhibits.

      The Exhibit Index on page 3 is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc.'s financial results for the quarter and year ending December 31, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     AMERICAN ELECTRIC POWER COMPANY, INC.

                                     By: /s/ Thomas G. Berkemeyer
                                        ---------------------------------------
                                     Name: Thomas G. Berkemeyer
                                     Title: Assistant Secretary

February 3, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description

    99 Press Release issued by American Electric Power Company, Inc., dated February 3, 2004.


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